                                                                    EXHIBIT 99.1

SELECTED FINANCIAL INFORMATION

                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                   AS OF
                                                                       SEPTEMBER 30,     DECEMBER 31,
                                                                           2003              2002
                                                                       -------------     ------------
                                                                        (UNAUDITED)       (SEE NOTE)
                                                ASSETS
Current assets:
      Cash and cash equivalents                                        $      3,467      $      3,374
      Accounts receivable, net                                               48,484            44,644
      Inventories                                                            48,503            47,686
      Other current assets                                                    7,042             4,710
                                                                       ------------      ------------
           Total current assets                                             107,496           100,414

Property, plant and equipment, net                                           29,387            28,995
Deferred financing costs, net                                                 1,464             2,844
Goodwill, net                                                                23,262            23,154
Other assets                                                                  2,795             2,471
                                                                       ------------      ------------
                                                                       $    164,404      $    157,878
                                                                       ============      ============

                                 LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
      Revolving lines of credit                                        $     13,950      $      3,916
      Current maturities of long-term debt                                  107,293            17,275
      Accounts payable                                                       13,236            10,954
      Accrued wages and benefits                                             10,719             9,562
      Other accrued liabilities                                              10,518             7,896
      Income taxes payable                                                    6,423             7,960
                                                                       ------------      ------------
           Total current liabilities                                        162,139            57,563

Long-term debt, net                                                          63,130           154,630
Other long-term liabilities                                                  14,326            13,693
                                                                       ------------      ------------
           Total liabilities                                                239,595           225,886
                                                                       ------------      ------------

Shareholders' deficit:
      Common stock and capital in excess of par                              80,180            80,180
      Accumulated other comprehensive loss                                   (9,019)           (7,029)
      Accumulated deficit                                                  (146,352)         (141,159)
                                                                       ------------      ------------
           Total shareholders' deficit                                      (75,191)          (68,008)
                                                                       ------------      ------------
                                                                       $    164,404      $    157,878
                                                                       ============      ============

Note: The balance sheet at December 31, 2002 has been derived from the Company's audited financial statements at that date.

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                           TWELVE MONTHS
                                                                              NINE MONTHS ENDED                ENDED
                                                                       -------------------------------     -------------
                                                                       SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                                           2003              2002              2002
                                                                       ------------      ------------      -------------
                                                                                 (UNAUDITED)                (SEE NOTE)

Net sales                                                              $    199,298      $    202,015      $    266,521
Cost of sales                                                               115,543           117,834           155,832
                                                                       ------------      ------------      ------------
                  Gross profit                                               83,755            84,181           110,689
                                                                       ------------      ------------      ------------
Operating expenses:
     Engineering                                                             10,551             9,113            12,424
     Selling, general and administrative                                     56,130            53,665            70,890
     Corporate charges                                                           --               541               541
     Amortization of other intangibles                                           18                90               120
     Pension curtailment gain                                                (2,414)               --                --
     Restructuring charges                                                       --                --               478
                                                                       ------------      ------------      ------------
                                                                             64,285            63,409            84,453
                                                                       ------------      ------------      ------------
                  Operating profit                                           19,470            20,772            26,236
Interest expense                                                            (22,152)          (19,272)          (26,563)
Other income, net                                                               523             1,305             2,727
                                                                       ------------      ------------      ------------
(Loss) income before income taxes                                            (2,159)            2,805             2,400
Provision for income taxes                                                    3,034             2,656             2,618
                                                                       ------------      ------------      ------------
(Loss) income before cumulative effect of change in accounting               (5,193)              149              (218)
Cumulative effect of change in accounting                                        --           (29,863)          (29,863)
                                                                       ------------      ------------      ------------
                  Net loss                                             $     (5,193)     $    (29,714)     $    (30,081)
                                                                       ============      ============      ============

Basic (loss) income per common share
(Loss) income before cumulative effect of change in accounting         $      (1.04)     $       0.05      $      (0.06)
Cumulative effect of change in accounting                                        --             (9.73)            (8.41)
                                                                       ------------      ------------      ------------

Net loss                                                               $      (1.04)     $      (9.68)     $      (8.47)
                                                                       ============      ============      ============

Diluted (loss) income per common share
(Loss) income before cumulative effect of change in accounting         $      (1.04)     $       0.03      $      (0.06)
Cumulative effect of change in accounting                                        --             (5.99)            (8.41)
                                                                       ------------      ------------      ------------

Net loss                                                               $      (1.04)     $      (5.96)     $      (8.47)
                                                                       ============      ============      ============

Weighted average shares outstanding
     Basic                                                                4,987,127         3,069,044         3,552,506
                                                                       ============      ============      ============

     Diluted                                                              4,987,127         4,987,127         3,552,506
                                                                       ============      ============      ============


Note: The operations information for the twelve months ended December 31, 2002 has been derived from the Company's audited financial statements at that date.

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                                                      TWELVE MONTHS
                                                                                         NINE MONTHS ENDED                ENDED
                                                                                  -------------------------------     -------------
                                                                                  SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                                                      2003              2002              2002
                                                                                  ------------      ------------      -------------
                                                                                            (UNAUDITED)                (SEE NOTE)

OPERATING ACTIVITIES:
      Net loss                                                                    $     (5,193)     $    (29,714)     $    (30,081)
      Adjustments to reconcile net loss to cash flows from operations:
           Depreciation and amortization                                                 4,646             5,022             6,480
           Amortization of finance charges and pay-in-kind interest charge              17,470            13,846            19,076
           Gain on disposition of assets                                                  (319)           (1,019)           (2,151)
           Cumulative effect of change in accounting                                        --            29,863            29,863
           Restructuring charges                                                            --                --               478
           Pension curtailment gain                                                     (2,414)               --                --
           Change in operating assets and liabilities                                   (3,963)           (7,494)           (5,915)
           Change in long-term liabilities                                                 (57)              865             1,103
           Other, net                                                                      660               547               111
                                                                                  ------------      ------------      ------------
      Net cash provided by operating activities                                         10,830            11,916            18,964
                                                                                  ------------      ------------      ------------

INVESTING ACTIVITIES:
      Additions to property, plant and equipment                                        (4,375)           (3,724)           (4,834)
      Proceeds from disposition of assets                                                1,158             2,215             4,570
      Other                                                                                166               165               222
                                                                                  ------------      ------------      ------------
      Net cash used in investing activities                                             (3,051)           (1,344)              (42)
                                                                                  ------------      ------------      ------------

FINANCING ACTIVITIES:
      Borrowings under revolving lines of credit, net                                    1,118            (1,770)           (9,235)
      Repayment of long-term debt                                                       (9,007)           (7,588)          (10,929)
      Borrowings of long-term debt                                                          --             1,216             1,518
      Payments of deferred financing costs                                                  --              (242)             (242)
                                                                                  ------------      ------------      ------------
      Net cash used in financing activities                                             (7,889)           (8,384)          (18,888)
                                                                                  ------------      ------------      ------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                               203               220               314
                                                                                  ------------      ------------      ------------

CASH AND CASH EQUIVALENTS:
      Net increase                                                                          93             2,408               348
      Balance at beginning of period                                                     3,374             3,026             3,026
                                                                                  ------------      ------------      ------------
      Balance at end of period                                                    $      3,467      $      5,434      $      3,374
                                                                                  ============      ============      ============

SUPPLEMENTAL DISCLOSURES OF CASH PAID FOR:
         Interest                                                                 $      4,339      $      5,446      $      7,101
                                                                                  ============      ============      ============
         Income taxes                                                             $      5,065      $      2,909      $      3,193
                                                                                  ============      ============      ============

Note: The cash flow information for the twelve months ended December 31, 2002 has been derived from the Company's audited financial statements at that date.




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